================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  March 31, 1999


                              IBS INTERACTIVE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                      0-24073                    13-3817344
      (STATE OR OTHER                (COMMISSION                 (IRS EMPLOYER
       JURISDICTION                  FILE NUMBER)            IDENTIFICATION NO.)
     OF INCORPORATION)


  2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY            07927
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


Registrant's telephone number, including area code:  (973) 285-2600




================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          This Form 8-K/A amends the Current Report on Form 8-K filed on April 15, 1999 to incorporate Item 7.

          As announced in its press release of Thursday, April 1, 1999, on March 31, 1999, IBS Interactive, Inc. ("IBS") entered into an Exchange Agreement (the "Agreement") with Spectrum Information Systems, Inc., an Alabama corporation ("Spectrum"), and all of Spectrum's stockholders. Spectrum is a full-service provider of network and systems integration solutions based in Madison, Alabama. Pursuant to the terms of the Agreement, IBS acquired all of the issued and outstanding shares of Spectrum in exchange for $3,200,000 or 145,456 (subject to certain adjustments) unregistered shares of IBS Common Stock, par value $.01 per share, valued by the parties at $22.00 per share. IBS intends to continue the existing operations of Spectrum without any material changes.

          The foregoing summary of the Acquisition Agreement is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       Item 7 is hereby amended to state as follows:

            (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            1. Audited financial statements of Spectrum Information Systems, Inc. as of and for the years ended December 31, 1998 and 1997, which includes the following:

                a.   Balance Sheets;

                b.   Statements of Operations;

                c.   Statements of Accumulated Deficit;

                d.   Statements of Cash Flows; and

                e.   Notes to Financial Statements.

            2. Unaudited condensed financial statements of Spectrum Information Systems, Inc. as of March 31, 1999 and for the three-month periods ended March 31, 1999 and 1998, which includes the following:

                a.   Condensed Balance Sheet;

                b.   Condensed Statements of Operations;

                c.   Condensed Statements of Cash Flows; and

                d.   Notes to the Unaudited Condensed Financial Statements.

            (b)  PRO FORMA FINANCIAL INFORMATION.

            1. Pro forma unaudited financial information of IBS Interactive, Inc. ("IBS"), which includes the following:

                 a. Pro Forma  Unaudited  Condensed  Statement of  Operations
                    for the year ended December 31, 1998;

                 b. Pro Forma Unaudited  Condensed Statement of Operations for
                    the year ended December 31, 1997; and

                 c. Notes to Pro Forma Unaudited Condensed Financial Statements.

            (c)  EXHIBITS.

                       SPECTRUM INFORMATION SYSTEMS, INC.
                          INDEX TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


                                                                       PAGE

  Report of Independent Certified Public Accountants....................4

  Report of Independent Certified Public Accountants....................5

  Balance Sheets as of December 31, 1998 and 1997.......................6

  Statements of Operations for the years ended
    December 31, 1998 and 1997..........................................7

  Statements of Accumulated Deficit for the years
    ended December 31, 1998 and 1997....................................8

  Statements of Cash Flows for the years
    ended December 31, 1998 and 1997....................................9

  Notes to Financial Statements...................................10 - 14

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Spectrum Information Systems, Inc.

We have audited the accompanying balance sheet of Spectrum Information Systems, Inc. as of December 31, 1998, and the related statements of operations, accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spectrum Information Systems, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ BDO Seidman, LLP

BDO Seidman, LLP

Woodbridge, New Jersey
May 26, 1999

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Spectrum Information Systems, Inc.

We have audited the accompanying balance sheet of Spectrum Information Systems, Inc., as of December 31, 1997, and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Out responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spectrum Information Systems, Inc., as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





/s/ Barfield, Murphy, Shank & Smith, P.C.


Barfield, Murphy, Shank & Smith, P.C.
Birmingham, Alabama
May 13, 1999

                             SPECTRUM INFORMATION SYSTEMS, INC.
                                       BALANCE SHEETS
                                 DECEMBER 31, 1998 AND 1997


December 31,                                               1998            1997
--------------------------------------------------------------------------------
ASSETS
Current:
  Cash                                               $   54,708      $   10,091
  Accounts receivable ($0 allowance for
    doubtful accounts in 1998 and 1997)                  65,126         121,411
  Inventory and supplies                                  9,381               -
  Prepaid expenses and other current assets                 260             621
--------------------------------------------------------------------------------
         Total current assets                           129,475         132,123
Fixed assets, net                                        37,694          10,535
Other assets                                              4,025           4,408
--------------------------------------------------------------------------------
         Total Assets                                 $ 171,194       $ 147,066
================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                    $ 188,079     $     4,421
  Accrued expenses                                      239,783           5,802
  Notes payable - current                                31,509          49,069
--------------------------------------------------------------------------------
         Total current liabilities                      459,371          59,292
Note payable - long-term                                 52,182               -
--------------------------------------------------------------------------------
         Total liabilities                              511,553          59,292
Stockholders' deficit:
  Common stock                                              500             500
  Additional paid-in capital                             28,389          28,289
  Contributed capital                                   160,000         160,000
  Accumulated deficit                                  (529,248)       (101,015)
--------------------------------------------------------------------------------
         Total stockholders' equity (deficit)          (340,359)         87,774
--------------------------------------------------------------------------------
         Total liabilities and stockholders'
           equity (deficit)                           $ 171,194       $ 147,066
================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             SPECTRUM INFORMATION SYSTEMS, INC.
                                  STATEMENTS OF OPERATIONS
                       FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


 YEAR ENDED DECEMBER 31,                                    1998           1997
 -------------------------------------------------------------------------------
 Revenues                                             $1,674,158       $411,145
 Cost of revenues                                      1,404,878        389,606
 -------------------------------------------------------------------------------
          Gross profit                                   269,280         21,539
 Selling, general and administrative expenses            653,025        121,177
 -------------------------------------------------------------------------------
          Operating loss                                (383,745)       (99,638)
 Other income, net                                        10,228          2,100
 Interest expense                                        (45,401)        (1,945)
 -------------------------------------------------------------------------------
 Net loss                                            $  (418,918)    $  (99,483)
================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             SPECTRUM INFORMATION SYSTEMS, INC.
                             STATEMENTS OF ACCUMULATED DEFICIT
                       FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


 YEAR ENDED DECEMBER 31,                                    1998           1997
 -------------------------------------------------------------------------------
 Accumulated deficit, beginning of year             $   (101,015)     $       -
 Net loss                                               (418,918)       (99,483)
 Distributions to stockholders                            (9,315)        (1,532)
 -------------------------------------------------------------------------------
 Accumulated deficit, end of year                      $(529,248)     $(101,015)
 ===============================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             SPECTRUM INFORMATION SYSTEMS, INC.
                                  STATEMENTS OF CASH FLOWS
                       FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


 YEAR ENDED DECEMBER 31,                                    1998           1997
 -------------------------------------------------------------------------------
 Cash flows from operating activities:
   Net loss                                            $(418,918)   $   (99,483)
   Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
       Depreciation and amortization                      29,747         19,563
       Non-cash compensation                                   -        160,000
   Changes in operating assets and liabilities:
     Accounts receivable                                  56,285       (121,411)
     Inventory and supplies                               (9,381)             -
     Prepaid expenses and other current assets               361           (621)
     Other assets                                              -         (4,485)
     Accounts payable                                    183,658          4,421
     Accrued expenses                                    233,981          5,802
 -------------------------------------------------------------------------------
            Net cash provided by (used in)
              operating activities                        75,733        (36,214)
 -------------------------------------------------------------------------------
 Cash flows from investing activities:
   Capital expenditures                                  (24,062)       (30,021)
 -------------------------------------------------------------------------------
 Cash flows from financing activities:
   Repayments of notes payable                           (37,939)       (21,031)
   Borrowings                                             40,100         70,100
   Capital contributions                                     100         28,789
   Distributions to stockholders                          (9,315)        (1,532)
 -------------------------------------------------------------------------------
            Net cash provided by (used in)
              financing activities                        (7,054)        76,326
 -------------------------------------------------------------------------------
 Increase in cash                                         44,617         10,091
 Cash, beginning of year                                  10,091              -
 -------------------------------------------------------------------------------
 Cash, end of year                                    $   54,708     $   10,091
 ===============================================================================
 Supplemental disclosures of cash flow information:
     Cash paid during the year for interest          $     2,800    $     1,900
 ===============================================================================
 Non-cash investing and financing activities:
  In 1998, the Company incurred liabilities of $32,461 to purchase fixed assets.
 ===============================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             SPECTRUM INFORMATION SYSTEMS, INC.
                               NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


  1.    ORGANIZATION AND  Spectrum  Information  Systems,  Inc. (the  "Company")
        NATURE OF         was   organized   in   January   1997  as  an  Alabama
        BUSINESS          Corporation.   The   Company   principally   develops,
                          markets  and   installs   fiber  optic   networks  and
                          information systems.

  2.    SUMMARY OF        REVENUE RECOGNITION
        SIGNIFICANT
        ACCOUNTING        Revenue  is  recognized  as  services are  rendered to
        POLICIES          clients.  In  the  event  that  there  are significant
                          performance  obligations  yet to be fulfilled  arising
                          from  service  and   maintenance   projects,   revenue
                          recognition is deferred until such conditions are removed.

                          INCOME TAXES

                          The stockholders have elected, under the applicable provisions of the Internal Revenue Code and applicable state code, to report their respective results of operations for federal and state income tax purposes as an "S" Corporation. Under those regulations, the stockholders individually received the income tax benefit of their respective share of the Company's net loss. Accordingly, the Company has not recorded a provision or benefit for federal and state income taxes for the years ended December 31, 1998 and 1997.

                          FINANCIAL  INSTRUMENTS  AND  CONCENTRATIONS

                          Financial instruments which potentially subject the Company to credit risk consist primarily of a concentration of unsecured trade accounts receivables.

                          The Company performs ongoing credit evaluations of its customers and generally does not require collateral on accounts receivable.

                          FIXED  ASSETS

                          Fixed assets are stated at cost, reduced by a reserve for accumulated depreciation and amortization. Depreciation is provided under the straight line method based upon the following useful lives:

                         -------------------------------------------------------
                         Computer equipment                             3 years
                         Vehicles                                       5 years
                         Furniture and fixtures                         7 years
                         Leasehold improvements                      Lease term
                         -------------------------------------------------------

                             SPECTRUM INFORMATION SYSTEMS, INC.
                               NOTES TO FINANCIAL STATEMENTS
                                 DECEMBER 31, 1998 AND 1997


                          ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

                          The carrying values reported in the accompanying balance sheets for accounts receivable, accounts payable and notes payable approximate fair value because of the short-term maturity and variable interest rates of these financial instruments.

                          USE OF ESTIMATES

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates used by the Company include the useful lives ascribed to fixed assets and the assumptions utilized in developing liabilities on warranty costs.


  3.    FIXED  ASSETS     Major  classes  of fixed  assets,  net, consist of the
                          following:


                         DECEMBER 31,                        1998         1997
                         -------------------------------------------------------
                         Computer equipment             $  25,917      $21,961
                         Vehicles                          36,624        6,412
                         Furniture and fixtures             4,793            -
                         Leasehold improvements             4,652          517
                         Other                             14,035        1,131
                         -------------------------------------------------------
                                                           86,021       30,021
                         Less: Accumulated
                               depreciation and
                               amortization                48,327       19,486
                         -------------------------------------------------------
                                                        $  37,694      $10,535
                         -------------------------------------------------------


  4.    ACCRUED  EXPENSES  At  December  31,  1998  and  1997, accrued  expenses was comprised of the following:

                                                             1998         1997
                         -------------------------------------------------------
                         Payroll and payroll taxes      $  99,512     $  4,052
                         Employee benefits                 34,556            -
                         Warranty                          90,000            -
                         Other                             15,715        1,750
                         -------------------------------------------------------
                                                         $239,783     $  5,802
                         -------------------------------------------------------

                             SPECTRUM INFORMATION SYSTEMS, INC.
                               NOTES TO FINANCIAL STATEMENTS
                                 DECEMBER 31, 1998 AND 1997


  5.    LONG-TERM DEBT    Long-term debt is as follows:
        AND FINANCING
        ARRANGEMENTS
        (SEE NOTE 11)

                          DECEMBER 31,                       1998         1997
                          ------------------------------------------------------
                          Notes payable, due in
                            aggregate monthly
                            installments of $2,241,
                            accruing interest
                            ranging from 8.25% to
                            12% through November
                            2003, secured in
                            equipment and vehicles      $  83,691      $49,069
                          Less:  Current portion           31,509       49,069
                          ------------------------------------------------------
                                                        $  52,182          $ -
                          ------------------------------------------------------


                          The aggregate maturities of long-term debt at December 31, 1998 are as follows:

                         Year ended December 31,
                         -------------------------------------------------------
                         1999                                          $31,509
                         2000                                           18,629
                         2001                                           15,356
                         2002                                            9,690
                         2003                                            8,507
                         -------------------------------------------------------
                                                                       $83,691
                         -------------------------------------------------------


                          FACTORING AGREEMENT

                          In 1998, the Company entered into an agreement with a bank to factor defined accounts receivable. The Company incurs a charge of 3% on the face value of the factored accounts receivable. The bank does not have recourse against the Company on uncollectible amounts. The related financing charge totaled $42,608 for the year ended December 31, 1998. Such agreement was terminated on March 31, 1999.


  6.    STOCKHOLDERS'     CAPITAL CONTRIBUTIONS
        EQUITY (DEFICIT)

                          The stockholders contributed $100 and $28,789 of cash for the years ended December 31, 1998 and 1997, respectively.

                             SPECTRUM INFORMATION SYSTEMS, INC.
                               NOTES TO FINANCIAL STATEMENTS
                                 DECEMBER 31, 1998 AND 1997


                          COMPENSATION

                          During the year ended December 31, 1997, the Company's stockholders did not receive cash compensation for services rendered. The Company recognized a non-cash compensation charge of $160,000 ($80,000 classified in "Cost of revenues" and $80,000 in "Selling, general and administrative expenses") for the estimated value ascribed to such services. Such values were derived, in part, from the stockholders' compensation levels for the year ended December 31, 1998. The Company increased its contributed capital in 1997 for the amount of this charge.

  7.    BENEFIT PLAN      Effective   January 1, 1998,   the  Company  adopted a
                          Savings  Incentive  Match  Plan  in   which  employees
                          may contribute up to $6,000 in 1998. The Company matches 100% of each employee's contribution up to a maximum of 3% of the employee's salary. The Company's contribution for the year ended December 31, 1998 totaled $10,283.

  8.    MAJOR CUSTOMERS   Two clients accounted for 24% and 15% of the Company's
                          revenues for the year ended December  31,  1998.   One
                          customer   accounted  for  70%  of  the  Company's net
                          accounts  receivable  at December  31, 1998.

  9.    COMMITMENTS       The   Company   leases   its   administrative   office
                          under   an   operating   lease,   which   expires   in
                          October  1999.   Future  net  minimum   annual  rental
                          payments  under the  non-cancelable  lease is $27,500.
                          Rent expense for the years ended December 31, 1998 and 1997 totaled $30,000 and $5,000, respectively.

 10.    YEAR 2000         The  Company   could  be   adversely  affected  if its
       (UNAUDITED)        computer  systems,  or  those  used  by  suppliers  or
                          customers, do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and various devices and services utilized in the Company's business. At this time, because of the complexities involved in this issue, management cannot provide assurances that the Year 2000 issue will not have an effect on the Company's operations.

                             SPECTRUM INFORMATION SYSTEMS, INC.
                               NOTES TO FINANCIAL STATEMENTS
                                 DECEMBER 31, 1998 AND 1997


 11.  SUBSEQUENT EVENTS   On   March  31,  1999,  the   stockholders  sold   the
                          outstanding shares of the Company  to IBS Interactive,
                          Inc.  ("IBS") in  exchange  for  145,456 shares of IBS
                          common stock. The final determination of shares  to be
                          issued  is  contingent   upon  the   defined financial
                          position of the Company at closing.

                          Outstanding notes payable of $83,691 as of December 31, 1998 were repaid on March 31, 1999.

                       SPECTRUM INFORMATION SYSTEMS, INC.
                             CONDENSED BALANCE SHEET
                                   (UNAUDITED)




MARCH 31, 1999
--------------------------------------------------------------------------------
ASSETS
Current:
  Cash                                                               $ 138,000
  Accounts receivable, net                                             319,000
  Other current assets                                                  13,000
--------------------------------------------------------------------------------
         Total current assets                                          470,000
Fixed assets, net                                                       56,000
Other assets                                                             4,000
--------------------------------------------------------------------------------
         TOTAL ASSETS                                                $ 530,000
================================================================================
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Accounts payable and accrued expenses                              $ 340,000
  Due to IBS Interactive, Inc.                                         410,000
--------------------------------------------------------------------------------
         Total current liabilities                                     750,000
--------------------------------------------------------------------------------
Stockholders' deficit:
  Common stock                                                           1,000
  Additional paid-in capital                                            31,000
  Contributed capital                                                  160,000
  Accumulated deficit                                                 (412,000)
--------------------------------------------------------------------------------
         Total Stockholders' Deficit                                  (220,000)
--------------------------------------------------------------------------------
         Total liabilities and stockholders' deficit                 $ 530,000
================================================================================
            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                       SPECTRUM INFORMATION SYSTEMS, INC.

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)





FOR THE THREE MONTHS ENDED MARCH 31,                  1999              1998
--------------------------------------------------------------------------------
Revenues                                            $672,000          $341,000
Cost of revenues                                     472,000           248,000
--------------------------------------------------------------------------------
         Gross profit                                200,000            93,000
Selling, general and administrative expenses          79,000            47,000
--------------------------------------------------------------------------------
         Operating income                            121,000            46,000
Other expense (income), net                            4,000            (3,000)
--------------------------------------------------------------------------------
Net income                                          $117,000         $  49,000
================================================================================
            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                       SPECTRUM INFORMATION SYSTEMS, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)





FOR THE THREE MONTHS ENDED MARCH 31,                1999             1998
--------------------------------------------------------------------------------
Cash flows provided by operating activities      $192,000         $177,000
Cash flows used in investing activities           (25,000)         (22,000)
Cash flows used in financing activities           (84,000)         (27,000)
--------------------------------------------------------------------------------
Net increase in cash                               83,000          128,000
Cash, at beginning of period                       55,000           10,000
--------------------------------------------------------------------------------
Cash, at end of period                           $138,000         $138,000
================================================================================
            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                       SPECTRUM INFORMATION SYSTEMS, INC.
              NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS


1.    BASIS OF PRESENTATION        The    accompanying    condensed    financial
                                   statements  as of March 31,  1999 and for the
                                   three  months ended  March 31,  1999 and 1998
                                   are   unaudited   but,   in  the  opinion  of
                                   management of Spectrum Information  Systems,
                                   Inc.    (the    "Company"),    contain    all
                                   adjustments necessary to present fairly the financial position at March 31, 1999, the results of operations for the three months ended March 31, 1999 and 1998, and cash flows for the three months ended March 31, 1999 and 1998. These adjustments are of a normal recurring nature.

                                   Certain information and footnote disclosures normally included in financial statements that have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although management of the Company believes that the disclosures contained in these financial statements are adequate to make the information presented therein not misleading. For further information, refer to the Company's financial statements and notes thereto for the years ended December 31, 1998 and 1997.

                                   The results of operations for the three months ended March 31, 1999 are not necessarily indicative of the results of operations to be expected for the full fiscal year ending December 31, 1999.

2.    BUSINESS COMBINATION         In March  1999,  all of the  shareholders  of
                                   the Company  sold their  ownership  interests
                                   to IBS Interactive,  Inc. ("IBS") in exchange
                                   for 145,456  shares of IBS common stock.  The
                                   final  determination  of  shares to be issued
                                   is  contingent  upon  the  defined  financial
                                   position  of the  Company at closing  and the
                                   resolution    of   specific    matters.    No
                                   adjustments   arising   from  this   business
                                   combination   have  been   reflected  in  the
                                   accompanying unaudited condensed financial statements as of and for the three months ending March 31, 1999.

            (b)  PRO FORMA FINANCIAL INFORMATION.

            1. Pro forma unaudited financial information of IBS Interactive, Inc. ("IBS"), which includes the following:

                 a. Pro Forma  Unaudited  Condensed  Statement of  Operations
                    for the year ended December 31, 1998;

                 b. Pro Forma Unaudited  Condensed Statement of Operations for
                    the year ended December 31, 1997;

                 c. Notes to Pro Forma Unaudited Condensed Financial Statements.

                              IBS INTERACTIVE, INC.
               PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS

      The accompanying pro forma unaudited condensed statements of operations for the years ended December 31, 1998 and 1997 are based upon the historical financial statements of IBS, Entelechy, Inc. ("Entelechy") and Spectrum Information Systems, Inc. ("Spectrum"), adjusted to give effect to the business combinations of Entelechy (accounted for as a purchase) and Spectrum (accounted for as a pooling of interests), as if such business combinations had occurred on January 1, 1997. A pro forma unaudited condensed balance sheet and statement of operations as of and for the three month period ended March 31, 1999 are not presented herein since the effects of the Spectrum business combination are reflected in the Company's consolidated financial statements included in Form 10-QSB for the period ended March 31, 1999.

      The pro forma unaudited condensed statements of operations are not necessarily indicative of the results that would have been obtained if such business combinations had occurred on the dates indicated or for any future period or date. The pro forma unaudited adjustments give effect to available information and assumptions that IBS believes are reasonable. The pro forma unaudited condensed financial information should be read in conjunction with the historical financial statements of IBS and notes thereto included in IBS' 10-KSB dated March 31, 1999, IBS' 10-QSB dated May 17, 1999, and this Form 8-K/A (Amendment No. 1).

                              IBS INTERACTIVE, INC.


              PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                        IBS         Spectrum
                                    Historical     Historical     Pro Forma
--------------------------------------------------------------------------------

Revenues........................     $9,805,000   $1,674,000     $11,479,000
Cost of services................      6,438,000    1,405,000       7,843,000
                                   ---------------------------------------------
Gross profit....................      3,367,000      269,000       3,636,000
Selling, general and
administrative..................      3,001,000      653,000       3,654,000
Non-cash compensation expenses..        290,000            -         290,000
Merger related expenses.........        109,000            -         109,000
Amortization of intangible assets       173,000            -         173,000
                                   ---------------------------------------------
Operating loss..................       (206,000)    (384,000)       (590,000)
Other income (expense), net.....        161,000      (35,000)        126,000
                                   ---------------------------------------------
Loss before income taxes........        (45,000)    (419,000)       (464,000)
Income tax provision............        (15,000)           -         (15,000)
                                   ---------------------------------------------
Net loss........................   $    (60,000) $  (419,000)     $ (479,000)
                                   =============================================

        SEE ACCOMPANYING NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL
                                  STATEMENTS.



                              IBS INTERACTIVE, INC.
              PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



                                                           Entelechy
                                                          Eliminations    Subtotal -
                                 IBS           Entelechy      &             IBS &          Spectrum         Spectrum
                                 Historical    Historical Adjustments   Entelechy         Historical       Adjustments   Pro Forma
------------------------------------------------------------------------------------------------------------------------------------

Revenues......................  $5,161,000      $366,000   $(42,000)(b)  $ 5,485,000     $411,000           $     --    $ 5,896,000
Cost of services..............   2,817,000       299,000    (42,000)(b)    3,074,000      390,000                 --      3,464,000
                                 --------------------------------------------------------------------------------------------------
Gross profit..................   2,344,000        67,000         --        2,411,000       21,000                 --      2,432,000
Selling, general and             2,810,000       115,000         --        2,925,000      121,000                 --      3,046,000
administrative................
Acquisition expenses..........          --            --         --               --           --             50,000(a)      50,000
Amortization of intangible
assets........................      12,000            --     156,000(b)      168,000           --                 --        168,000
Compensation expense - Entelechy        --            --     197,000(c)      197,000           --                 --        197,000
Non-cash compensation expenses      40,000            --          --          40,000           --                 --         40,000
                                 ---------------------------------------------------------------------------------------------------
Operating loss................    (518,000)      (48,000)   (353,000)       (919,000)     (100,000)          (50,000)    (1,069,000)
Other expense, net............     (92,000)      (13,000)         --        (105,000)           --                --       (105,000)
                                 ---------------------------------------------------------------------------------------------------
Loss before income taxes......    (610,000)      (61,000)   (353,000)     (1,024,000)     (100,000)          (50,000)    (1,174,000)
Income tax provision..........     (84,000)           --          --         (84,000)           --                --        (84,000)
                                 ---------------------------------------------------------------------------------------------------
Net loss......................   $(694,000)     $(61,000)  $(353,000)    $(1,108,000)    $(100,000)         $(50,000)   $(1,258,000)
                                 ===================================================================================================

  SEE ACCOMPANYING NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS.


                              IBS INTERACTIVE, INC.
           NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS


Adjustments to reflect the Spectrum business combination, as if it had occurred as of January 1, 1997 are as follows:

      (a) Estimated costs arising from the Spectrum business combination have been expensed in the year ended December 31, 1997.

Adjustments to reflect the Entelechy business combination, as if it had occurred as of January 1, 1997 are as follows:

      (b) Amortization of intangible assets arising from the acquisition amounting to $156,000; such amount is amortized over an estimated useful life of five years.

      (c) Recognition of compensation expense related to the issuance of contingent shares of IBS common stock on the first anniversary date of the acquisition. The issuance of such shares is contingent upon the former Entelechy stockholders remaining in the employ of IBS.

            (c)  EXHIBITS.

            The following exhibits are included as part of this Report:

            2.1* Exchange Agreement, dated as of March 31, 1999, by and among IBS, Dan E. Spencer, Raymond Deep, Michael Bayless, Michael Ivey, Billy Lenox and Spectrum.

            99.1* Press release of IBS, dated April 1, 1999.

            --------------------
            * Previously filed in the Current Report on Form 8-K filed by IBS on April 15, 1999.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IBS INTERACTIVE, INC.



Date: June 2, 1999                  By:  /s/ Nicholas R. Loglisci, Jr.
                                          --------------------------------------
                                  Name:   Nicholas R. Loglisci, Jr.
                                 Title:   President and Chief Executive Officer